UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Early Results of Tender Offer

On June 16, 2016, Prudential Financial, Inc. (the “Company”) issued a press release announcing the early results of the Company’s previously announced cash tender offer for up to $500,000,000 aggregate principal amount of certain of its outstanding notes (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Pricing Terms of Tender Offer

On June 16, 2016, the Company also issued a press release announcing the pricing terms of the tender offer for the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated June 16, 2016 announcing the early results of the tender offer.

99.2	Press Release dated June 16, 2016 announcing the pricing terms of the tender offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

Date: June 16, 2016	By:	/s/ Andrew Hughes
	Name:	Andrew Hughes
	Title:	Vice President & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 16, 2016 announcing the early results of the tender offer.

99.2	Press Release dated June 16, 2016 announcing the pricing terms of the tender offer.